Exhibit 99.1

UNIVERSAL AMERICAN CORP. ANNOUNCES FILING OF FORM 12b-25

White Plains, NY — March 16, 2015 — Universal American Corp. (NYSE: UAM) announced today that it has filed a Form 12b-25, Notification of Late Filing, with the U.S. Securities and Exchange Commission with regard to its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 10-K”).  This will allow the Company an additional fifteen calendar days to file the 2014 10-K, which was otherwise due on March 16, 2015. The Company could not complete the filing of its 2014 10-K by March 16, 2015 solely as a result of an ongoing evaluation of an auditor independence matter by its independent registered public accounting firm, Ernst & Young LLP (“E&Y”).

On March 12, 2015, E&Y informed the Company that it would not be able to complete its evaluation by March 16, 2015, the filing deadline for the 2014 10-K.  E&Y further informed the Company that it anticipates that its evaluation will be concluded in the next two weeks.  The Company is working cooperatively with E&Y and currently anticipates filing its 2014 10-K within the prescribed period allowed by Rule 12b-25.

The Company is not aware of any material issues regarding its accounting policies, internal controls over financial reporting or presentation of financial results.  The Company confirms that there have been no changes to the financial information included in its fourth quarter 2014 earnings release issued on February 18, 2015.  Further, the Company believes that its previously filed financial statements present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the end of and for the referenced periods, and may continue to be relied upon. The Company also believes that its internal control over financial reporting was effective during those periods.

About Universal American Corp.

Universal American Corp. (NYSE: UAM), through our family of healthcare companies, provides health benefits and services to people covered by Medicare and/or Medicaid.  We are dedicated to working collaboratively with healthcare professionals, especially primary care physicians, in order to improve the health and well-being of those we serve and reduce healthcare costs.  For more information on Universal American, please visit our website at www.UniversalAmerican.com.

Forward Looking Statements

This filing and oral statements made from time to time by our executive officers may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate.  We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.

A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following: the impact on the Company if it is unable to timely file its 2014 10-K; the impact of CMS’s final Medicare Advantage reimbursement rates for calendar year 2016; we are subject to extensive government regulation and the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company, including with respect to False Claims Act matters or RADV audits; the Affordable Care Act and subsequent rules promulgated by CMS could have a material adverse effect on our opportunities for growth and our financial results; we are investing significant capital and management attention in new business opportunities, including our ACOs, that may not be successful; we may  experience membership losses in our Medicare Advantage business; if we fail to design and price our products properly and competitively or if the premiums and fees we charge are insufficient to cover the cost of health care services delivered to our members, our profitability may be materially adversely affected; changes in governmental regulation or legislative reform could increase our costs of doing business and adversely affect our profitability; reductions in funding for Medicare programs could materially reduce our profitability; failure to reduce our operating costs could have a material adverse effect on our financial position, results of operations and cash flows; we may not be able to maintain or improve our CMS Star ratings which may cause certain of our plans to receive less bonuses or rebates than our competitors; we may experience higher than expected medical loss ratios which could materially adversely affect our results of operations; changes in governmental regulation or legislative reform, including the impact of Sequestration, could reduce our revenues, increase our costs of doing business and adversely affect our profitability; a substantial portion of our revenues are tied to our Medicare businesses and regulated by CMS and if our government contracts are not renewed or are terminated, our business could be substantially impaired; we no longer sell long-term care insurance and the premiums that we charge for the long-term care policies that remain in force may not be adequate to cover the claims expenses that we incur; we are evaluating strategic alternatives related to our Traditional insurance business and while no decision has been made with respect to any course of action, if we were to divest this business, including a sale to an affiliate, it is likely that we would have to recognize a material loss on both a statutory and GAAP basis; any failure by us to manage our operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm our financial results, business and prospects; we could be subject to a cyber-attack or similar network breach that could damage our reputation and have a material adverse effect; failure of the APS Healthcare business to retain existing contracts or enter into new contracts could further erode the value of the APS business; problems may arise in integrating the APS Healthcare business, which may result in Universal American not operating as effectively and efficiently as expected or failing to achieve the expected benefits of the transaction; the APS Healthcare transaction may involve unexpected costs or unexpected liabilities, including litigation stemming from the acquisition.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Universal American.

All forward-looking statements included in this filing are based upon information available to Universal American as of the date hereof, and we assume no obligation to update or revise any such forward-looking statements.

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CONTACT:	- OR-	INVESTOR RELATIONS COUNSEL:
Robert A. Waegelein		The Equity Group Inc.
President & Chief Financial Officer		www.theequitygroup.com
(914) 934-8820		Fred Buonocore (212) 836-9607
Linda Latman (212) 836-9609